SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2005


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                   001-14217                  88-0322261
           ------                   ---------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas       77060-5914
--------------------------------------------------------       ----------
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code 281-878-1000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2005, ENGlobal Corporation (the "Company") entered into and closed on a definitive agreement (the "Purchase Agreement") to sell 2,000,000 shares of its $.001 par value per share common stock (the "Shares") in a private placement to Tontine Capital Partners, L.P., a Delaware limited partnership (the "Tontine"). The Purchase Agreement provides for the sale of the Shares at a price of $7.00 per share for aggregate gross proceeds of $14,000,000 (the "Private Placement"). Tontine is an "accredited investor" as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). The Private Placement was made in reliance upon an exemption from registration provided by
Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Energy Capital Solutions, LP and Pritchard Capital Partners LLC acted as placement agents for the Private Placement.

In conjunction with the Private Placement, William A. Coskey, P.E., the Company's Chairman of the Board, and Michael L. Burrow, P.E., the Company's President and Chief Executive Officer, beneficially sold (the "Secondary Sale") 960,714 shares of Company common stock (the "Secondary Shares"), also priced at $7.00 per share, to a different group of institutional investors (the "Secondary Subscribers"). The Company received no proceeds from the Secondary Sale.

In connection with the Private Placement and the Secondary Sale, the Company entered into a registration rights agreement, dated September 29, 2005, among the Company, Tontine and the Secondary Subscribers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement covering the Shares and the Secondary Shares within 30 days of the closing date (the "Filing Deadline") and to cause the registration statement to be declared effective within 90 days after the closing date (the "Registration Deadline"). If the Company fails to meet either the Filing Deadline or the Registration Deadline, the Company will be required to pay to Tontine and the Subscribers an amount per month equal to 1% of the amount purchased by Tontine or such Secondary Subscriber.

A copy of a press release issued by the Company describing the Private Placement and the Secondary Sale is included as Exhibit 99 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits.

Number       Exhibit
------       -------
99.1         Press Release, dated October 3, 2005, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGlobal Corporation


Date:  October 4, 2005                  /s/ Natalie S. Hairston
       ---------------                  -----------------------
                                        Natalie S. Hairston, Investor Relations
                                        Officer, Chief Governance Officer and
                                        Corporate Secretary